ING SERIES FUND, INC.

ING Capital Allocation Fund

ING Global Target Payment Fund

(each a “Fund” and collectively the “Funds”)

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

ING Strategic Allocation Growth Portfolio

ING Strategic Allocation Moderate Portfolio

(the “Strategic Allocation Portfolios”)

Supplement dated December 20, 2012, to the current Prospectuses for the above-named Funds and Strategic Allocation Portfolios

Effective December 20, 2012, the section entitled “Key Information about the Underlying Funds” of the Funds’ Prospectuses and the Strategic Allocation Portfolios’ Prospectuses is amended to include the following paragraphs:

Underlying Fund: ING Mid Cap Value Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: RBC Global Asset Management (U.S.) Inc. and Wellington Management Company, LLP

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell MidCap Index and the S&P MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. The fund focuses on securities that the sub-advisers believe are undervalued in the marketplace. The fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. The fund may also invest up to 20% of its net assets in real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Main Risks: Company, currency, foreign investments/developing and emerging markets, investment model, liquidity, market, mid-capitalization company, other investment companies, real estate investment companies and real estate investment trusts, securities lending, and value investing.

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